UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                                   May 6, 2003
          -----------------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  GARTNER, INC
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             (Exact Name of Registrant as Specified in Its Charter)


       Delaware                         0-14443                    04-3099750
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  (State or Other Jurisdiction of   (Commission File No.)       (IRS Employer
        Incorporation)                                      Identification No.)


                                 P.O. Box 10212
                               56 Top Gallant Road
                             Stamford, CT 06902-7747
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          (Address of Principal Executive Offices, Including Zip Code)


                                 (203) 316-1111
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              (Registrant's telephone number, including area code)



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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)        Exhibits

EXHIBIT NO.                    DESCRIPTION
--------------------------     -------------------------------------------------
99.1                           Press Release issued May 6, 2003, with respect to
                               financial results for Gartner, Inc. for the quarter ended March 31, 2003.



ITEM 9. REGULATION FD DISCLOSURE AND INFORMATION PROVIDED UNDER ITEM 12 ("RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

The information contained in this Item 9 is furnished pursuant to Item 12 of Form 8-K "Results of Operations and Financial Condition," in accordance with SEC Release No. 33-8216. This information and the exhibit hereto are being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. The information contained in this report shall not be incorporated by reference into any filing of Gartner, Inc. with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

On May 6, 2003, Gartner, Inc. announced financial results for the quarter ended March 31, 2003, the full text of which is attached hereto as Exhibit 99.1.

The attached press release contains a non-GAAP financial measure. For purposes of the Securities and Exchange Commission's Regulation G, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States ("GAAP"). In the attached press release, Gartner, Inc. uses the non-GAAP measures of normalized EPS. This non-GAAP financial measure is provided to enhance the reader's overall understanding of Gartner's current financial performance and prospects for the future. Gartner believes normalized EPS is an important measure of Gartner's recurring operations as it excludes items that may not be indicative of our core operating results and calculates earnings per share in a manner consistent with prior periods by including the effect of debt conversion. Normalized EPS is based on net income (loss), excluding other charges, income from minority-owned investments, and gains from the sale of businesses. Normalized EPS includes the effect of the convertible debt as if it had been converted as of the beginning of each period as the convertible debt is expected to have a dilutive effect on EPS for the full year of 2003. In the attached press release, a reconciliation of normalized net income and normalized EPS to GAAP net loss and GAAP net loss per share is provided under "Supplemental Information" at the end of the release.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GARTNER, Inc.

Date: May 6, 2003       By:  /s/  MAUREEN E. O'CONNELL
                             -------------------------
                             Maureen E. O'Connell
                             Executive Vice President, Chief Financial and
                             Administrative Officer

                                  EXHIBIT INDEX

EXHIBIT NO.                    DESCRIPTION
--------------------------     -------------------------------------------------
99.1                           Press Release issued May 6, 2003, with respect to
                               financial results for Gartner, Inc. for the quarter ended March 31, 2003.